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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): September 4, 1997


                                PROFFITT'S, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)




    Tennessee                        000-13113                   82-0331040
---------------                     ------------             -------------------
(State or Other                     (Commission                (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
 Incorporation)


                3455 Highway 80 West, Jackson, Mississippi 39209
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (601) 968-4400
                       -----------------------------------
              (Registrant's Telephone Number, including Area Code)
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ITEM 5. OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is the press release of Proffitt's, Inc., dated September 4, 1997.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

         Exhibit No.                Description

         99.1                       Press release, dated September 4, 1997








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                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             PROFFITT'S, INC.
                                             (REGISTRANT)



                                             /s/  Douglas E. Coltharp
                                             -----------------------------------
                                             Douglas E. Coltharp
                                             Executive Vice President and
                                             Chief Financial Officer



Date: September 4, 1997






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                                INDEX TO EXHIBITS


    Exhibit

      99.1        Press release, dated September 4, 1997.